                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                  Investment Company Act file number 811-22137

                        Oppenheimer Master Loan Fund LLC
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 12/31/2009

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
CORPORATE LOANS--99.2%
CONSUMER DISCRETIONARY--30.8%
AUTO COMPONENTS--1.1%
Dana Corp., Sr. Sec. Credit Facilities Term Loan,
   3.75%-7.25%, 1/30/15(1)                            $13,076,236   $   12,561,356
AUTOMOBILES--3.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term
   Loan, Tranche B1, 8/3/13(2)                          9,242,385          259,942
Ford Motor Co., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 3.24%-3.56%, 12/16/13(1)           34,703,826       32,245,649
                                                                    --------------
                                                                        32,505,591
HOTELS, RESTAURANTS & LEISURE--4.0%
Golden Nugget, Inc., Sr. Sec. Credit Facilities
   2nd Lien Term Loan, Tranche 2L, 3.51%,
   12/31/14(1, 3)                                       2,528,348        1,055,585
Harrah's Operating Co., Inc., Sr. Sec. Credit
   Facilities Term Loan:
Tranche B2, 3.282%, 1/28/15(1)                          7,655,664        6,221,819
Tranche B3, 3.251%-3.282%, 1/28/15(1)                   2,505,303        2,028,847
Las Vegas Sands Corp., Sr. Sec. Credit Facilities
   Term Loan, Delayed Draw, Tranche B, 2.01%,
   5/23/14(1)                                           8,883,101        7,804,435
Las Vegas Sands Corp., Sr. Sec. Credit Facilities
   Term Loan, Delayed Draw, 2.01%, 5/8/14(1)            2,013,644        1,769,129
MGM Mirage, Inc., Sr. Sec. Credit Facilities Term
   Loan, 6%, 10/3/11(1)                                10,910,213       10,166,955
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 2.563%, 5/5/13(1)                         5,399,924        4,436,939
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st
   Lien Term Loan, Tranche B, 9/13/10(2, 4)             2,000,000          583,334
Venetian Macao Ltd., Sr. Sec. Credit Facilities
   Term Loan:
Tranche B Add-On, 4.76%, 5/25/13(1)                     1,494,600        1,419,497
Tranche B, 4.76%, 5/25/13(1)                            3,619,687        3,437,798
Venetian Macao Ltd., Sr. Sec. Credit Facilities
   Term Loan, Delayed Draw, 4.76%, 5/25/11(1)           5,395,088        5,123,985
                                                                    --------------
                                                                        44,048,323
HOUSEHOLD DURABLES--0.2%
Springs Window Fashions Division, Inc., Sr. Sec.
   Credit Facilities Term Loan, Tranche B,
   3.063%, 12/30/12(1)                                  2,289,548        2,056,300
INTERNET & CATALOG RETAIL--0.4%
QVC, Inc.., Sr. Sec. Credit Facilities Term Loan,
Tranche 6W, 5.749%, 3/30/14(1)                          3,886,022        3,894,928
MEDIA--20.1%
AMC Entertainment, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 1.732%,
   1/28/13(1)                                           4,987,013        4,725,195
Advanstar Communications, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 2.501%,
   5/15/14(1)                                             927,499          638,428
Alpha Media Group, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 5.10%,
   5/15/13(1, 3, 5)                                     1,500,431          637,683


                      1 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
MEDIA CONTINUED
American Media Operations, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 9.863%-10%,
   1/30/13(1)                                         $10,755,660   $   10,026,297
Cengage Learning Holdings II LP, Sr. Sec. Credit
   Facilities Incremental Term Loan, 7.50%,
   7/3/14(1, 3)                                         6,964,646        6,955,941
Cengage Learning Holdings II LP, Sr. Sec. Credit
   Facilities Term Loan, 2.75%, 7/4/14(1)               5,963,153        5,460,012
Cequel Communications LLC, Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 4.757%,
   5/5/14(1)                                           12,550,000       12,240,730
Charter Communications Operation LLC, Sr. Sec.
   Credit Facilities 1st Lien Term Loan, 2.26%,
   3/5/14(1)                                           13,457,013       12,643,980
Charter Communications Operation LLC, Sr. Sec.
   Credit Facilities 3rd Lien Term Loan, 6.658%,
   9/1/14(1)                                           12,750,000       11,675,813
Charter Communications, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche T2 Add-On,
   7.151%, 3/6/14(1)                                    7,391,024        7,551,778
Cinemark Holdings, Inc., Sr. Sec. Credit
   Facilities Term Loan, 1.99%-2.04%, 10/5/13(1)        2,449,154        2,338,069
Cinram International, Inc., Sr. Sec. Credit
   Facilities Term Loan, 2.279%, 5/6/11(1)             11,488,277        9,966,081
Citadel Broadcasting Corp., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 1.99%-6.985%,
   6/12/14(1)                                           1,000,000          748,958
Clear Channel Communications, Inc., Sr. Sec.
   Credit Facilities 1st Lien Term Loan, Tranche
   B, 3.65%, 1/29/16(1)                                 1,915,846        1,577,699
Discovery Communications, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 2.251%,
   4/30/14(1)                                           4,439,391        4,342,280
Emmis Communications Corp., Sr. Sec. Credit
   Facilities Term Loan, Tranche B,
   4.241%-4.251%, 11/2/13(1)                            2,757,507        2,242,771
FoxCo Acquisition Sub LLC, Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 7.397%-7.50%,
   7/14/15(1)                                          12,856,760       12,149,639
Getty Images, Inc., Sr. Sec. Credit Facilities
   Term Loan, 6.164%, 7/2/15(1)                         1,880,726        1,892,871
Gray Television, Inc., Sr. Sec. Credit Facilities
   Term Loan, 3.79%-8.63%, 12/31/14(1)                 12,214,443       10,682,544
Hit Entertainment, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche B,
   2.25%-2.528%, 8/5/12(1)                             10,049,025        8,667,284
ION Media Networks, Inc., Sr. Sec. Credit
   Facilities Term Loan, Debtor in Possession,
   15%, 2/28/10(1, 3)                                     506,058          607,268
Lamar Media Corp., Sr. Sec. Credit Facilities Term
   Loan, Tranche F, 5.50%, 3/31/14(1)                   4,218,125        4,260,306
Mediacom Communications Corp./MCC Iowa LLC, Sr.
   Sec. Credit Facilities Term Loan, Tranche E,
   6.50%, 1/3/16(1)                                     3,142,100        3,175,485
Mediacom Illinois LLC, Sr. Sec. Credit Facilities
   Term Loan, Tranche D, 5.50%, 3/31/17(1, 3)           9,476,250        9,547,322
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 8.507%-13.90%, 11/15/13(1, 3, 5)          7,546,956        4,339,500
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit
   Facilities Term Loan:
Tranche B Add-On, 20.219%, 4/8/12(1, 6)                 3,207,844        2,074,789


                      2 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
MEDIA CONTINUED
Tranche B, 20.219%, 4/8/12(1, 6)                      $13,659,840   $    8,834,993
Mission Broadcasting, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche B, 5%,
   10/1/12(1, 3)                                        4,168,650        3,918,531
Nexstar Finance LLC, Sr. Sec. Credit Facilities
   1st Lien Term Loan, Tranche B, 5%, 10/1/12(1, 3)     3,942,007        3,705,487
Paxson Corp., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 1/15/12(2)                                3,809,792        1,038,168
Penton Media, Inc., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 2.506%-2.531%, 2/1/13(1)             5,859,435        3,991,740
Philadelphia Newspapers, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 8.63%,
   6/29/13(1, 3)                                        2,444,102          488,820
Regal Cinemas, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 4.001%, 10/27/13(1)            6,142,202        6,133,247
Sinclair Broadcast Group, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche B,
   6.50%, 10/16/15(1)                                   8,000,000        8,045,000
Star Tribune Co., Sr. Sec. Credit Facilities 1st
   Lien Term Loan:
Tranche A, 8%, 9/28/14(1, 3)                              535,711          487,497
Tranche B, 8%, 9/28/14(1, 3, 5)                           357,141          324,999
TWCC Holding Corp., Sr. Sec. Credit Facilities
   Term Loan, 7.151%, 9/14/15(1)                        7,544,635        7,621,968
Univision Communications, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 2.501%,
   9/29/14(1)                                          12,620,000       11,010,950
Young Broadcasting, Inc., Sr. Sec. Credit
   Facilities Term Loan, 11/3/12(2)                     6,931,088        5,208,712
Zuffa LLC, Sr. Sec. Credit Facilities Incremental
   Term Loan, Tranche B, 7.50%, 6/18/15(1)              5,940,113        5,895,562
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 2.313%, 6/18/15(1)                        4,172,204        3,777,584
                                                                    --------------
                                                                       221,651,981
MULTILINE RETAIL--0.7%
Collective Brands, Inc., Sr. Sec. Credit
   Facilities Term Loan, 2.983%-3.023%, 8/17/14(1)      4,845,363        4,637,414
General Growth Properties, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche A, 2/24/10(2)          3,500,000        3,349,500
                                                                    --------------
                                                                         7,986,914
SPECIALTY RETAIL--1.0%
Burlington Coat Factory Warehouse Corp., Sr. Sec.
   Credit Facilities Term Loan, 2.51%-7.16%,
   5/28/13(1)                                           6,073,141        5,639,166
Pilot Travel Centers LLC, Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche B,
   3.25%, 11/12/15(1)                                   5,270,000        5,310,816
                                                                    --------------
                                                                        10,949,982
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Hanesbrands, Inc., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 5.25%, 12/10/15(1)                   3,000,000        3,035,625


                      3 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
CONSUMER STAPLES--2.9%
FOOD & STAPLES RETAILING--0.6%
Rite Aid Corp., Sr. Sec. Credit Facilities Term
   Loan:
Tranche T2, 1.99%, 6/4/14(1)                          $ 2,236,082   $    1,975,579
Tranche T4, 9.50%, 6/4/15(1)                            4,500,000        4,672,265
                                                                    --------------
                                                                         6,647,844
FOOD PRODUCTS--2.2%
American Seafoods Group LLC, Sr. Sec. Credit
   Facilities Term Loan:
Tranche B1, 3.981%, 9/28/12(1)                          1,532,894        1,484,352
Tranche B2, 3.981%, 9/30/12(1)                            400,000          387,333
Dole Food Co., Inc., Sr. Sec. Credit Facilities
   Prefunded Letter of Credit Term Loan, 8%,
   4/12/13(1)                                           1,136,131        1,149,701
Dole Food Co., Inc., Sr. Sec. Credit Facilities
   Term Loan:
Tranche B, 8%, 4/12/13(1)                               1,977,230        2,000,847
Tranche C, 8%, 4/12/13(1)                               6,427,328        6,504,095
Pinnacle Foods Finance LLC, Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 2.985%,
   4/2/14(1)                                            9,650,207        9,018,919
Pinnacle Foods Finance LLC, Sr. Sec. Credit
   Facilities Term Loan, 6%, 11/18/10(1, 3)             3,275,000        3,279,094
                                                                    --------------
                                                                        23,824,341
PERSONAL PRODUCTS--0.1%
Levlad Natural Products Group LLC, Sr. Sec. Credit
   Facilities Term Loan, 3/8/14(2)                      5,237,679        1,266,864
                                                                    --------------
ENERGY--5.5%
ENERGY EQUIPMENT & SERVICES--1.3%
Global Geophysical Services, Inc., Sr. Sec. Credit
   Facilities Term Loan, 8.25%, 12/10/14(1)             5,695,000        5,381,775
Precision Drilling Trust, Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 9.123%,
   9/23/14(1, 3)                                        8,312,009        8,363,959
                                                                    --------------
                                                                        13,745,734
OIL, GAS & CONSUMABLE FUELS--4.2%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities
   Term Loan:
Tranche B1, 11.25%, 7/15/14(1)                         10,913,845       10,635,880
Tranche B2, 11.75%, 1/15/11(1)                          1,695,552        1,652,368
Atlas Pipeline, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 6.75%, 7/27/14(1)                   9,375,305        9,258,115
Energy Transfer Equity LP, Sr. Sec. Credit
   Facilities Term Loan, 1.984%, 11/1/12(1)             1,350,000        1,333,969
MEG Energy Corp., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, Tranche D, 4%, 4/3/16(1)             5,220,000        5,167,800
Targa Resources, Inc., Sr. Sec. Credit
   Facilities1st Lien Term Loan, 4%, 12/15/17(1)        3,700,000        3,713,875
Venoco, Inc., Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 4.25%, 5/7/14(1)                         11,800,000       10,660,568


                      4 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
OIL, GAS & CONSUMABLE FUELS CONTINUED
Western Refining, Inc., Sr. Sec. Credit Facilities
   Term Loan, 7.151%, 2/8/14(1)                       $ 4,506,764   $    4,319,733
                                                                    --------------
                                                                        46,742,308
FINANCIALS--3.0%
CAPITAL MARKETS--0.9%
Nuveen Investments, Inc., Sr. Sec. Credit
   Facilities Term Loan, 3.281%-3.282%, 11/1/14(1)     11,256,169        9,896,986
                                                                    --------------
CONSUMER FINANCE--0.8%
CIT Group, Inc., Sr. Sec. Credit Facilities
   Expansion Term Loan, Tranche 2A, 7.50%,
   1/18/12(1)                                           4,360,000        4,479,900
Citigroup, Inc., Sr. Sec. Credit Facilities Term
   Loan, 10%, 1/18/12(1)                                4,360,000        4,530,315
                                                                    --------------
                                                                         9,010,215
INSURANCE--0.5%
Swett & Crawford Group, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 2.25%-2.531%,
   4/3/14(1, 3)                                         6,974,701        5,963,370
THRIFTS & MORTGAGE FINANCE--0.8%
Green Tree Credit Solution, Sr. Sec. Credit
   Facilities Term Loan, 5.75%, 12/10/15(1)             8,635,000        8,300,394
                                                                    --------------
HEALTH CARE--12.1%
HEALTH CARE EQUIPMENT & SUPPLIES--2.3%
Biomet, Inc., Sr. Sec. Credit Facilities Term
   Loan, 3.231%-3.251%, 3/25/15(1)                     11,921,256       11,426,047
CCS Medical Holdings, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 9/30/12(2)            4,819,614        2,686,935
CCS Medical Holdings, Inc., Sr. Sec. Credit
   Facilities Term Loan, Debtor in Possession,
   11%, 2/26/10(1, 3)                                     140,546          140,546
Carestream Health, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 2.244%-2.254%,
   4/30/13(1)                                           6,796,744        6,421,706
dj Orthopedics, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 3.231%, 10/31/14(1, 3)         5,390,000        5,096,919
                                                                    --------------
                                                                        25,772,153
HEALTH CARE PROVIDERS & SERVICES--8.3%
Alliance HealthCare Services, Inc., Sr. Sec.
   Credit Facilities 1st Lien Term Loan, 5.50%,
   6/1/16(1)                                            5,000,000        4,943,750
Aveta Holdings, Inc., Sr. Sec. Credit Facilities
   Term Loan:
Tranche MMM, 5.49%, 8/22/11(1, 3)                       1,078,377        1,056,810
Tranche NAMM, 5.49%, 8/22/11(1, 3)                        448,867          439,890
Tranche PHMC, 5.49%, 8/22/11(1, 3)                        883,755          866,448
Capella Healthcare, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 5.671%,
   3/2/15(1, 3)                                         3,144,000        3,073,260
Community Health Systems, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 2.506%,
   7/2/14(1)                                           12,034,774       11,376,208


                      5 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
HEALTH CARE PROVIDERS & SERVICES CONTINUED
Community Health Systems, Inc., Sr. Sec. Credit
   Facilities Term Loan, Delayed Draw, 2.506%,
   7/2/14(1)                                          $   615,120   $      581,460
HCA, Inc., Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 2.501%, 11/18/13(1)                      10,783,521       10,321,178
HEALTHSOUTH Corp., Extended Sr. Sec. Credit
   Facilities Term Loan, 4.01%, 3/15/14(1)              3,078,765        2,983,323
HEALTHSOUTH Corp., Sr. Sec. Credit Facilities Term
   Loan, 2.51%, 3/10/13(1)                              3,740,708        3,558,349
Health Management Associates, Inc., Sr. Sec.
   Credit Facilities Term Loan, Tranche B,
   2.001%, 2/28/14(1)                                   3,999,596        3,738,622
Manor Care, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 2.731%-2.733%, 10/18/14(1)          9,787,294        9,167,436
MultiPlan, Inc., Sr. Sec. Credit Facilities Term
   Loan:
Tranche B, 2.75%, 4/15/13(1)                            3,796,027        3,585,347
Tranche C, 2.75%, 4/12/13(1)                            3,877,514        3,662,312
Quintiles Transnational Corp., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche B,
   2.251%, 3/31/13(1)                                   4,863,521        4,637,367
Quintiles Transnational Corp., Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 4.251%,
   3/31/14(1)                                           7,500,000        7,149,998
Rehabcare Group, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche B, 6%,
   11/3/15(1)                                           5,700,000        5,654,280
Rural/Metro Operating Corp., Sr. Sec. Credit
   Facilities Term Loan, 6%, 11/20/14(1)                2,000,000        2,012,500
Select Medical Corp., Sr. Sec. Credit Facilities
   Term Loan:
Tranche B, 2.267%, 2/24/12(1)                           3,803,635        3,631,113
Tranche T1 Add-on, 2.267%, 2/24/12(1)                   3,336,243        3,184,921
Warner Chilcott plc, Sr. Sec. Credit Facilities
   Term Loan:
Tranche A, 5.50%, 10/30/14(1)                           2,101,695        2,108,742
Tranche B1, 5.75%, 4/30/15(1)                           3,362,711        3,373,987
                                                                    --------------
                                                                        91,107,301
PHARMACEUTICALS--1.5%
Mylan Labs, Sr. Sec. Credit Facilities Term Loan,
   Tranche B, 3.50%-3.563%, 10/1/14(1)                  7,848,393        7,687,996
PTS Acquisition Corp., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 2.481%, 4/10/14(1)             4,713,740        4,024,356
Royalty Pharma, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 2.501%, 4/16/13(1)                  4,356,270        4,252,808
                                                                    --------------
                                                                        15,965,160
INDUSTRIALS--19.5%
AEROSPACE & DEFENSE--4.9%
AM General LLC, Sr. Sec. Credit Facilities Letter
   of Credit Term Loan, 3.231%, 9/28/12(1)                415,841          399,207
AM General LLC, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 3%-3.281%, 9/30/13(1)               8,513,371        8,172,837
BE Aerospace, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 5.671%, 7/25/14(1)             1,106,844        1,115,146


                      6 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
AEROSPACE & DEFENSE CONTINUED
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 6.005%,
   2/21/13(1, 3)                                      $ 6,095,590   $    4,800,277
Delta Air Lines, Inc., Sr. Sec. Credit Facilities
   1st Lien Term Loan, 8.75%, 9/16/13(1)                4,488,750        4,501,094
Hawker Beechcraft, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche A,
   10.50%, 3/26/14(1)                                   7,980,000        7,581,000
IAP Worldwide Services, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 8.98%,
   12/30/12(1, 5)                                      14,620,621       12,756,492
United Air Lines, Inc., Sr. Sec. Credit Facilities
   Term Loan, 2.313%, 2/3/14(1)                        18,089,273       14,245,302
                                                                    --------------
                                                                        53,571,355
AIR FREIGHT & LOGISTICS--1.2%
Evergreen International Aviation, Inc., Sr. Sec.
   Credit Facilities 1st Lien Term Loan, 8.85%,
   10/31/11(1)                                          2,486,631        2,002,516
Evergreen International Aviation, Inc., Sr. Sec.
   Credit Facilities 1st Lien Term Loan, 10.208%,
   10/31/11(1, 5)                                      13,283,119       10,697,069
                                                                    --------------
                                                                        12,699,585
BUILDING PRODUCTS--0.2%
Champion Opco LLC, Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 4.685%, 5/11/13(1, 3)                2,837,500        1,865,656
Flag Luxury Properties LLC, Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 2/6/11(2, 3, 4)       1,837,461          450,178
                                                                    --------------
                                                                         2,315,834
COMMERCIAL SERVICES & SUPPLIES--8.5%
Allied Security Holdings LLC, Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 6.658%,
   1/29/15(1)                                           1,915,770        1,933,730
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, Tranche B, 3.234%-3.273%, 7/3/14(1)       9,975,000        9,573,925
Avis Car Rental, Sr. Sec. Credit Facilities Term
   Loan, 4.04%, 4/19/12(1)                             11,684,305       11,374,671
Booz Allen & Hamilton, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche C, 6%,
   7/31/15(1)                                           3,200,000        3,214,000
Booz Allen & Hamilton, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 7.50%,
   7/2/15(1)                                            1,975,000        1,993,166
Bright Horizons LP, Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 7.397%, 5/21/15(1)             3,568,645        3,577,567
First Data Corp., Sr. Sec. Credit Facilities Term
   Loan:
Tranche B-1, 2.982%-3.001%, 9/24/14(1)                  2,984,732        2,656,412
Tranche B-2, 2.999%-3.001%, 9/24/14(1)                  9,953,856        8,881,328
Language Line Holdings LLC, Sr. Sec. Credit
   Facilities Term Loan, 5.50%, 10/29/15(1)             6,600,000        6,575,250
NES Rentals Holdings, Inc., Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 7.125%,
   6/22/13(1, 3)                                        1,500,000        1,072,500
New Holdings I LLC, Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 2.731%-2.735%, 5/18/14(1)      7,065,803        6,610,943
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities
   Term Loan, 3.231%-3.256%, 7/1/14(1)                    992,387          914,235


                      7 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
COMMERCIAL SERVICES & SUPPLIES CONTINUED
Rental Service Corp., Sr. Sec. Credit Facilities
   2nd Lien Term Loan, 3.79%, 11/15/12(1)             $   713,878   $      668,070
Sabre Holdings Corp., Sr. Sec. Credit Facilities
   Term Loan, 2.481%-2.494%, 9/30/14(1)                 9,850,000        8,975,812
Ticketmaster Entertainment, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 3.51%,
   7/22/14(1, 3)                                          971,429          966,571
Travelport LLC, Sr. Sec. Credit Facilities Term
   Loan, Tranche C, 10.50%, 8/23/13(1)                    825,850          831,356
Travelport LLC, Sr. Sec. Credit Facilities Term
   Loan, Delayed Draw, Tranche T1, 2.781%,
   8/23/13(1)                                           3,979,592        3,807,972
U.S. Investigations Services, Inc., Sr. Sec.
   Credit Facilities Term Loan, Tranche B,
   3.253%, 2/21/15(1)                                   4,441,753        4,003,130
West Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B2, 2.606%-2.609%, 10/24/13(1)                  2,870,124        2,712,265
Tranche B4, 4.106%-4.109%, 7/15/16(1)                   5,982,788        5,734,501
Workflow Management, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche B,
   8.955%, 10/17/10(1, 3, 5)                           10,753,316        7,823,037
                                                                    --------------
                                                                        93,900,441
ELECTRICAL EQUIPMENT--0.7%
Freescale Semiconductor, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 1.985%,
   11/29/13(1)                                          9,119,262        8,019,251
INDUSTRIAL CONGLOMERATES--0.5%
Hillman Group, Inc. (The), Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 4.77%-4.91%,
   3/31/12(1, 3)                                        1,960,531        1,950,728
Precision Partners, Inc., Sr. Sec. Credit
   Facilities Term Loan, 8.63%, 10/1/13(1, 3, 6)        5,901,656        4,072,143
                                                                    --------------
                                                                         6,022,871
MACHINERY--2.5%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, 2.256%, 5/31/14(1)                   4,873,790        3,844,202
Manitowoc Co., Inc. (The), Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 7.50%,
   8/21/14(1)                                           8,253,208        8,026,245
Rexnord (RBS Global), Sr. Sec. Credit Facilities
   Term Loan, Tranche B1, 2.75%-2.813%, 7/19/13(1)      5,879,301        5,552,265
Veyance Technologies, Inc., Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 2.74%, 7/2/14(1)     10,598,821        8,686,614
Veyance Technologies, Inc., Sr. Sec. Credit
   Facilities Term Loan, Delayed Draw, 2.74%,
   7/2/14(1)                                            1,162,079          952,420
                                                                    --------------
                                                                        27,061,746
ROAD & RAIL--1.0%
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit
   Facilities Term Loan, 6.50%-8.66%, 10/12/14(1)      12,801,465       10,625,216


                      8 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
INFORMATION TECHNOLOGY--5.7%
IT SERVICES--2.7%
Apptis, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 3.51%-5.425%, 12/20/12(1, 3)      $ 5,716,518   $    5,430,692
Caritor, Inc., Sr. Sec. Credit Facilities Letter
   of Credit Term Loan, 2.51%, 5/17/13(1)                  69,910           64,317
Caritor, Inc., Sr. Sec. Credit Facilities Term
   Loan, 2.51%, 5/17/13(1)                              9,485,294        8,726,471
Datatel, Inc., Sr. Sec Credit Facilities 1st Lien
   Term Loan, 6.50%, 12/9/15(1)                         1,285,714        1,288,928
Datatel, Inc., Sr. Sec Credit Facilities 2nd Lien
   Term Loan, 10.25%, 12/15/16(1)                       1,600,000        1,624,000
SunGard Data Systems, Inc., Extended Sr. Sec.
   Credit Facilities Term Loan, Tranche B,
   3.869%-3.90%, 2/28/16(1)                            13,231,884       12,940,783
                                                                    --------------
                                                                        30,075,191
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.0%
Flextronics International Ltd., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 2.54%,
   10/1/12(1)                                           7,919,265        7,537,160
Flextronics International Ltd., Sr. Sec. Credit
   Facilities Term Loan, 2.484%-2.54%, 10/1/14(1)       3,200,339        3,045,923
                                                                    --------------
                                                                        10,583,083
SOFTWARE--2.0%
Allen Systems Group, Inc., Sr. Sec. Credit
   Facilities Term Loan, 8.384%, 10/19/13(1)            3,200,000        3,204,000
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 2.251%, 5/9/14(1)                         9,898,385        9,378,719
Verint Systems, Inc., Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 3.49%, 5/9/14(1)              10,469,843        9,867,827
                                                                    --------------
                                                                        22,450,546
MATERIALS--9.1%
CHEMICALS--5.0%
Ashland, Inc., Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 7.545%, 5/13/14(1)                    906,505          921,689
Ferro Corp., Sr. Sec. Credit Facilities 1st Lien
   Term Loan, 6.251%-6.29%, 6/6/12(1)                     494,905          481,295
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit
   Facilities Term Loan:
Tranche C-1, 2.563%, 5/5/13(1)                          5,192,036        4,543,032
Tranche C-2, 2.563%, 5/5/13(1)                          1,211,019        1,059,642
Tranche C-4, 2.563%-7.875%, 5/5/13(1)                   8,005,750        6,814,895
Huntsman International LLC, Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 1.981%,
   8/16/12(1)                                           7,949,495        7,534,984
Lyondell Chemical Co., Sr. Sec. Credit Facilities
   Term Loan, Debtor in Possession, 1.50%-13%,
   4/6/10(1)                                            5,000,000        5,228,750
Lyondell Chemical Co., Sr. Sec. Credit Facilities
   Term Loan, Roll-Up Debtor in Possession,
   Tranche T1, 3.69%-6.47%, 4/6/10(1)                   6,493,100        6,760,938


                      9 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
CHEMICALS CONTINUED
Momentive Performance, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 2.50%,
   12/4/13(1)                                         $10,252,244   $    9,273,155
Nalco Co., Sr. Sec. Credit Facilities Term Loan,
   6.411%, 5/5/16(1)                                    1,990,000        2,021,343
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term
   Loan, 6.50%, 7/30/15(1)                              3,925,000        3,401,668
Solutia, Inc., Sr. Sec. Credit Facilities Term
   Loan, 7.151%, 1/23/15(1)                             2,362,779        2,404,128
Univar USA OPCO, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 3.231%, 10/10/14(1)                 4,638,016        4,297,896
                                                                    --------------
                                                                        54,743,415
CONTAINERS & PACKAGING--2.3%
Consolidated Container Co., Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 5.75%,
   9/28/14(1)                                           2,000,000        1,676,666
Consolidated Container Co., Sr. Sec. Credit
   Facilities Property, Plant & Equipment Term
   Loan, 2.50%, 3/23/14(1)                              7,082,103        6,515,535
Graham Packaging Co. LP, Sr. Sec. Credit
   Facilities Term Loan:
Tranche B, 2.50%, 10/18/11(1)                           3,172,572        3,128,949
Tranche C, 6.75%, 4/5/14(1)                             7,589,264        7,656,725
Reynolds Packaging Group, Sr. Sec. Credit
   Facilities Term Loan, Tranche 1S, 6.25%,
   11/5/15(1)                                           7,000,000        7,052,500
                                                                    --------------
                                                                        26,030,375
METALS & MINING--1.3%
Aleris International, Inc., Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 7.563%,
   6/30/10(1, 5)                                        1,755,270        1,061,938
Aleris International, Inc., Sr. Sec. Credit
   Facilities Term Loan, 12/19/13(2, 3)                   837,221           33,489
Aleris International, Inc., Sr. Sec. Credit
   Facilities Term Loan, Debtor in Possession,
   13%, 6/30/10(1)                                      4,725,573        4,843,712
Aleris International, Inc., Sr. Sec. Credit
   Facilities Term Loan, Debtor in Possession,
   0%, 6/30/10(1, 7)                                    7,088,360        7,265,569
Aleris International, Inc., Sr. Sec. Credit
   Facilities Term Loan, German C-1, 4.192%,
   12/19/13(1, 3)                                       1,161,179          885,399
                                                                    --------------
                                                                        14,090,107
PAPER & FOREST PRODUCTS--0.5%
Abitibi-Consolidated Co. of
   Canada/Abitibi-Consolidated, Inc., Sr. Sec.
   Credit Facilities Term Loan, Tranche B,
   3/31/09(2)                                           1,836,235        1,744,423
Boise Paper Holdings LLC, Sr. Sec. Credit
   Facilities 1st Lien Term Loan, Tranche A,
   3.25%, 2/22/13(1)                                      857,467          853,180
Georgia-Pacific Corp., Sr. Sec. Credit Facilities
   Term Loan:
Tranche B1, 2.251%-2.256%, 12/21/12(1)                  2,314,771        2,241,856
Tranche C, 3.481%-3.506%, 12/23/14(1)                     799,438          797,640
                                                                    --------------
                                                                         5,637,099
TELECOMMUNICATION SERVICES--4.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
Hawaiian Telcom Communications, Inc., Sr. Sec.
   Credit Facilities Term Loan, Tranche C,
   4.057%, 6/1/14(1, 5)                                 4,063,211        2,972,917


                     10 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
DIVERSIFIED TELECOMMUNICATION SERVICES CONTINUED
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st
   Lien Term Loan, Tranche B1, 2.481%-2.501%,
   5/31/14(1)                                         $ 8,449,247   $    7,181,859
ITC DeltaCom Communications, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 4.251%,
   7/12/13(1)                                           5,622,163        5,069,083
Windstream Corp., Sr. Sec Credit Facilties 1st
   Lien Term Loan, Tranche B2, 3%, 12/17/15(1)          1,984,847        1,940,544
                                                                    --------------
                                                                        17,164,403
WIRELESS TELECOMMUNICATION SERVICES--2.4%
Crown Castle, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 1.731%, 3/6/14(1)                   8,440,025        8,201,333
MetroPCS Wireless, Inc., Sr. Sec. Credit
   Facilities Term Loan, Tranche B, 2.50%-2.563%,
   11/4/13(1)                                           8,348,372        7,990,962
Ntelos, Inc., Sr. Sec. Credit Facilities Term
   Loan, 5.75%, 8/5/15(1)                                 498,750          503,114
Telesat Canada, Sr. Sec. Credit Facilities Term
   Loan, Tranche B, 3.24%, 10/23/14(1)                  9,912,687        9,500,250
Telesat Canada, Sr. Sec. Credit Facilities Term
   Loan, Delayed Draw, Tranche B, 3.24%,
   10/23/14(1)                                            851,418          815,993
                                                                    --------------
                                                                        27,011,652
UTILITIES--6.6%
ELECTRIC UTILITIES--6.2%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan,
   7.50%, 6/24/14(1)                                    3,858,200        3,781,036
Bosque Power Co. LLC, Sr. Sec. Credit Facilities
   Term Loan, 5.481%, 1/16/15(1)                       11,613,230        8,535,724
Coleto Creek Power LP, Sr. Sec. Credit Facilities
   Letter of Credit Term Loan, 3.001%, 6/28/13(1)         897,231          812,741
Coleto Creek Power LP, Sr. Sec. Credit Facilities
   Term Loan, Tranche B, 2.981%-3.001%, 6/28/13(1)     10,593,883        9,596,289
Kelson Energy, Inc., Sr. Sec. Credit Facilities
   1st Lien Term Loan, 3.501%, 3/8/13(1)               10,822,860       10,619,932
La Paloma Generating Co. LLC, Sr. Sec. Credit
   Facilities 1st Lien Term Loan, 2.001%,
   8/16/12(1)                                           3,796,189        3,264,723
La Paloma Generating Co. LLC, Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 3.751%,
   8/16/13(1, 3)                                        7,000,000        5,131,000
La Paloma Generating Co. LLC, Sr. Sec. Credit
   Facilities Letter of Credit Term Loan, 1.981%,
   8/16/12(1)                                             685,323          589,378
La Paloma Generating Co. LLC, Sr. Sec. Credit
   Facilities Term Loan, Delayed Draw, 2.001%,
   8/16/12(1)                                             302,340          260,013
Liberty Electric Power LLC, Sr. Sec. Credit
   Facilities Term Loan, 3.251%, 10/30/14(1)            5,953,665        5,655,981
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien
   Term Loan, 5.114%, 2/15/15(1, 5)                     5,523,974        3,759,065
Riverside Energy Center LLC/Rocky Mountain Energy
   Center LLC, Sr. Sec. Credit Facilities Term
   Loan, 4.531%, 6/24/11(1, 3)                          2,663,637        2,633,671
Rocky Mountain Energy Corp., Sr. Sec. Credit
   Facilities Letter of Credit Term Loan, 4.531%,
   6/24/11(1, 3)                                          240,537          237,831
Rocky Mountain Energy Corp., Sr. Sec. Credit
   Facilities Term Loan, 4.531%, 6/24/11(1, 3)          1,194,360        1,180,923


                     11 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

                                                       Principal
                                                         Amount          Value
                                                      -----------   --------------
ELECTRIC UTILITIES CONTINUED
Texas Competitive Electric Holdings Co. LLC, Sr.
   Sec. Credit Facilities Term Loan:
Tranche B1, 3.751%-3.775%, 10/10/14(1)                $ 4,217,639   $    3,437,376
Tranche B3, 3.735%-3.751%, 10/10/14(1)                  8,854,593        7,167,793
Texas Competitive Electric Holdings Co. LLC, Sr.
   Sec. Credit Facilities Term Loan, Delayed
   Draw, 3.735%-3.751%, 10/10/14(1)                     1,745,625        1,406,101
                                                                    --------------
                                                                        68,069,577
MULTI-UTILITIES--0.4%
Calpine Corp., Sr. Sec. Credit Facilities Exit
   Term Loan, 3.135%, 3/29/14(1)                        4,966,303        4,708,055
                                                                    --------------
Total Corporate Loans (Cost $1,062,139,165)                          1,091,713,472
LOAN PARTICIPATIONS--0.1%
Nuveen Investments, Inc., Sr. Sec. Credit
   Facilities 2nd Lien Term Loan, 12.50%,
   7/20/15(1, 3) (Cost $1,473,715)                      1,630,000        1,705,388
CORPORATE BONDS AND NOTES--1.3%
Berry Plastics Corp., 5.034% Sr. Sec. Nts.,
   2/15/15(1)                                          10,000,000        9,187,500
Wellman, Inc., 5% Cv. Nts., 1/30/19(2, 3, 5)              999,206          625,031
Western Refining, Inc., 7.754% Sr. Sec. Nts.,
   6/15/14(1, 8)                                        4,920,000        4,428,000
                                                                    --------------
Total Corporate Bonds and Notes (Cost $18,248,843)                      14,240,531

                                                         Shares
                                                      -----------
PREFERRED STOCKS--0.0%
Alpha Media Group, Inc., Preferred(3, 4) (Cost $0)            105               --
COMMON STOCKS--0.0%
Alpha Media Group, Inc.(3, 4)                                 784               --
Star Tribune Holdings Corp.(3, 4)                          13,000          204,750
Wellman, Inc.(3, 4)                                           973               --
                                                                    --------------
Total Common Stocks (Cost $52,000)                                         204,750
INVESTMENT COMPANY--5.6%
Oppenheimer Institutional Money Market Fund, Cl. E,
   0.21%(9,10) (Cost $61,241,563)                      61,241,563       61,241,563
TOTAL INVESTMENTS, AT VALUE (COST $1,143,155,286)           106.2%   1,169,105,704
Liabilities in Excess of Other Assets                        (6.2)     (68,173,371)
                                                      -----------   --------------
Net Assets                                                  100.0%  $1,100,932,333
                                                      ===========   ==============

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2.   Issue is in default. See accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2009 was $101,418,193, which represents 9.21% of the Fund's net assets. See accompanying Notes.

4.   Non-income producing security.

5.   Interest or dividend is paid-in-kind, when applicable.

6. Subject to a forebearance agreement. Rate shown is current rate. See accompanying Notes.

7.   Interest rate is less than 0.0005%.


                     12 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,428,000 or 0.40% of the Fund's net assets as of December 31, 2009.

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2009, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                           SHARES            GROSS         GROSS            SHARES
                                                     SEPTEMBER 30, 2009    ADDITIONS     REDUCTIONS   DECEMBER 31, 2009
                                                     ------------------   -----------   -----------   -----------------
Oppenheimer Institutional Money Market Fund, Cl. E       111,141,563      119,600,000   169,500,000       61,241,563

                                                        VALUE       INCOME
                                                     -----------   -------
Oppenheimer Institutional Money Market Fund, Cl. E   $61,241,563   $73,156

10.  Rate shown is the 7-day yield as of December 31, 2009.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).

The table below categorizes amounts as of December 31, 2009 based on valuation input level:

                                                   LEVEL 2--         LEVEL 3--
                                 LEVEL 1--           OTHER          SIGNIFICANT
                                 UNADJUSTED       SIGNIFICANT      UNOBSERVABLE
                               QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                               -------------   -----------------   ------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Corporate Loans                 $        --     $1,091,572,926       $140,546     $1,091,713,472
Loan Participations                      --          1,705,388             --          1,705,388
Corporate Bonds and Notes                --         13,615,500        625,031         14,240,531
Preferred Stocks                         --                 --             --                 --
Common Stocks                            --            204,750             --            204,750
Investment Company               61,241,563                 --             --         61,241,563
                                -----------     --------------       --------     --------------
TOTAL ASSETS                    $61,241,563     $1,107,098,564       $765,577     $1,169,105,704
                                -----------     --------------       --------     --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Depreciated swaps, at value     $        --     $   (1,002,539)      $     --     $   (1,002,539)
                                -----------     --------------       --------     --------------
TOTAL LIABILITIES               $        --     $   (1,002,539)      $     --     $   (1,002,539)
                                -----------     --------------       --------     --------------

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.


                     13 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

CREDIT DEFAULT SWAP CONTRACTS AS OF DECEMBER 31, 2009 ARE AS FOLLOWS:

                                                          PAY/                          UPFRONT
                                  BUY/SELL    NOTIONAL   RECEIVE                        PAYMENT
REFERENCE ENTITY/                  CREDIT      AMOUNT     FIXED    TERMINATION         RECEIVED/                   UNREALIZED
SWAP COUNTERPARTY                PROTECTION    (000'S)     RATE        DATE              (PAID)        VALUE      DEPRECIATION
-----------------                ----------   --------   -------   -----------        -----------   -----------   ------------
LIQUID CREDIT DERIVATIVE
INDEX NORTH AMERICA,
SERIES 12, VOLUME 8:
   Credit Suisse International     Buy         $ 7,200      5%       6/20/14          $  (532,580)  $  (308,917)   $  841,497
   Credit Suisse International     Buy           8,100      5        6/20/14             (627,285)     (346,091)      973,376
   Morgan Stanley Capital
      Services, Inc.               Buy           8,100      5        6/20/14             (603,338)     (347,531)      950,869
                                               -------                                -----------   -----------    ----------
                                   Total        23,400                                 (1,763,203)   (1,002,539)    2,765,742
                                                                                      -----------   -----------    ----------
      Grand Total Buys                                                                 (1,763,203)   (1,002,539)    2,765,742
      Grand Total Sells                                                                        --            --            --
                                                                                      -----------   -----------    ----------
      Total Credit Default Swaps                                                      $(1,763,203)  $(1,002,539)   $2,765,742
                                                                                      ===========   ===========    ==========

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

SWAP SUMMARY AS OF DECEMBER 31, 2009 IS AS FOLLOWS:

                                                                        NOTIONAL
                                                SWAP TYPE FROM           AMOUNT
SWAP COUNTERPARTY                              FUND PERSPECTIVE          (000'S)       VALUE
-----------------                       -----------------------------   --------   -----------
Credit Suisse International             Credit Default Buy Protection    $15,300     $(655,008)
Morgan Stanley Capital Services, Inc.   Credit Default Buy Protection      8,100      (347,531)
                                                                                   -----------
   Total Swaps                                                                     $(1,002,539)
                                                                                   ===========

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.


                     14 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies during the period.

LOANS. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or directly through participation agreements on certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

As of December 31, 2009, securities with an aggregate market value of $1,093,418,860, representing 99.3% of the Fund's net assets were comprised of loans, of which $100,588,412 representing 9.14% of the Fund's net assets, were illiquid.

CREDIT RISK. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the borrower or issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. Information concerning securities in default as of December 31, 2009 is as follows:

Cost                                $31,432,478
Market Value                        $17,246,576
Market Value as a % of Net Assets          1.57%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego payment of the original principal or coupon interest rates. As of December 31, 2009, securities with an aggregate market value of $14,981,925, representing 1.36% of the Fund's net assets, were subject to these forbearance agreements. Interest and principal payments of $54,422 and $0, respectively, are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses,


                     15 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors defined below:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposure to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and


                     16 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. ("ISDA") master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of December 31, 2009 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's ISDA master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

     As of December 31, 2009, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $1,002,539 for which collateral was not posted by the Fund. If a contingent feature would have been triggered as of December 31, 2009, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one


                     17 | Oppenheimer Master Loan Fund, LLC

Oppenheimer Master Loan Fund, LLC

STATEMENT OF INVESTMENTS December 31, 2009 / Unaudited

market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

     CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").

     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and, or, indexes.

     Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

LOAN COMMITMENTS

Pursuant to the terms of certain credit agreements, the Fund can have unfunded loan commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. Commitments of $9,007,949 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments.

ILLIQUID SECURITIES

As of December 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.


                     18 | Oppenheimer Master Loan Fund, LLC

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2009, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund LLC


By: /s/ William F. Glavin, Jr.
    ------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2010


By: /s/ Brian W. Wixted
    ------------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/08/2010